Nuveen Gresham Managed Futures Strategy Fund

Ticker

Class A–NGAFX

Class C–NGCFX

Class R6–NGFFX

Class I–NGIFX

15 November

2018

as supplemented

29 March 2019

This summary prospectus is designed to provide investors with key Fund information in a clear and concise format. Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at www.nuveen.com/prospectus. You can also get this information at no cost by calling (800) 257-8787 or by sending an e-mail request to mutualfunds@nuveen.com. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus, reports to shareholders and other information will also be available from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated November 15, 2018, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The investment objective of the Fund is to seek capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “How You Can Buy and Sell Shares” on page 22 of the Fund’s prospectus and “Purchase and Redemption of Fund Shares” on page S-57 of the Fund’s statement of additional information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in the appendix to the Fund’s prospectus entitled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

The tables and example below do not reflect any commissions that shareholders may be required to pay directly to their financial intermediaries when buying or selling Class I shares.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class R6	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	None	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R6	Class I
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%
Other Expenses of the Fund[3]	0.53%	0.53%	0.52%	0.53%
Expenses of the Subsidiary[3]	0.08%	0.08%	0.08%	0.08%
Total Annual Fund Operating Expenses	1.86%	2.61%	1.60%	1.61%
Fee Waivers and/or Expense Reimbursements[4]	(0.30)%	(0.30)%	(0.30)%	(0.30)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.56%	2.31%	1.30%	1.31%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.

Summary Prospectus

2

Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

3	Other Expenses of the Fund and Expenses of the Subsidiary are estimated for the current fiscal year.
4

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through September 30, 2021 so that the total annual operating expenses of the Fund (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.31% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the fee waivers currently in place are not renewed beyond September 30, 2021. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Class R6	Class I
1 Year	$725	$234	$132	$133
3 Years	$1,044	$727	$418	$421

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund has not completed its first fiscal year, and therefore it does not have a portfolio turnover rate to report. However, the Fund’s portfolio turnover rate may exceed 100%.

Principal Investment Strategies

The Fund employs a proprietary, quantitatively-driven, systematically-executed investment process that seeks to capitalize on the existence of price momentum (or “trend”) within the global equity, fixed income, currency and commodity markets. The Fund takes long and short positions within these markets based on the systematic analysis and identification of price trends by the Fund’s sub-adviser, Gresham Investment Management LLC (“Gresham”). The owner of a “long” position will benefit from an increase in the price of the asset, while the owner of a “short” position will benefit from a decrease in the price of the asset. Gresham generally expects that the Fund will have long and short positions in all four of these markets, but at any one time the Fund may have significantly greater exposure to one or more of the markets, and the Fund’s exposure may consist predominantly of long or short positions within a market.

The Fund primarily utilizes derivative instruments, including futures, forward contracts, and swaps, to gain its exposure. Derivative instruments provide investment exposure that greatly exceeds the margin requirements for such positions, and thus the Fund’s use of derivative instruments has the economic effect of financial leverage (i.e., the use of borrowed funds for investment purposes). As a result of the Fund’s strategy, the Fund may at times have highly leveraged exposure across and within one or more markets. The Fund’s investments are generally made without restriction as to market capitalization, country, currency or maturity. The Fund may have exposure to issuers located in the United States as well as foreign developed and emerging markets. The Fund also holds significant amounts of cash and cash equivalent holdings, including but not limited to U.S. Treasury securities and money market funds, which serve as collateral for the Fund’s derivative positions.

Although the Fund may make investments in commodity-linked derivative instruments directly, the Fund expects to primarily gain exposure to these instruments by investing up to 25% of its net assets in the Managed Futures Fund Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (referred to herein as the “Subsidiary”). The Subsidiary is advised by Nuveen Fund Advisors, LLC, the Fund’s investment adviser, and is sub-advised by Gresham. The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to commodity markets within the limits of current federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in commodity-linked derivative instruments. The Subsidiary has the same principal investment strategies and related risks with respect to commodity-linked derivative instruments as the Fund. The Subsidiary has the same investment objective as the Fund, but unlike the Fund, it may invest without limitation in commodity-linked derivative instruments. The Subsidiary is otherwise subject to the same fundamental and non-fundamental investment restrictions as the Fund. Except as otherwise noted, for purposes of this prospectus, references to the Fund’s investments may also be deemed to include the Fund’s indirect investments through its Subsidiary. The Subsidiary may also invest in U.S. Treasury securities for the purpose of posting margin on its commodity futures contracts.

Gresham’s investment philosophy is based on the belief that markets exhibit momentum, trends, and other inefficiencies over time. Trends in particular reflect the phenomenon of serial correlation, whereby past price movements may influence current price behavior. Although the persistence of this phenomenon, as well as price correlation and the intensity of a price trend, will fluctuate depending on the characteristics of a given market, these features typically re-occur across markets and sectors, thus creating attractive, repeatable investment opportunities. Gresham identifies investment opportunities across a broad set of markets utilizing computerized processes. As such, the decision to trade is quantitative and directional in nature—decisions are grounded in mathematical models based on market trends and other relationships. This process is bolstered by ongoing research, diversification, risk control, and a drive for efficiency in execution.

The Fund is non-diversified, which means that it is not limited to a percentage of assets that it may invest in any one issuer.

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund (which include certain risks presented by the Fund’s investment in the Subsidiary), listed alphabetically, include:

Commodities Risk—Commodities markets historically have been extremely volatile, and thus the performance of derivative instruments that provide exposure to those markets may also be highly volatile. Commodity-linked derivative instruments have a high degree of price variability and are subject to rapid and substantial price changes. Commodity-linked derivative instruments may employ leverage, which creates the possibility for losses greater than the amount invested.

Counterparty Risk—Certain derivative instruments subject the Fund to the risk that the counterparty to the transaction could default on its obligations, either through the counterparty’s bankruptcy or failure to perform its obligations. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets or no recovery at all. The Fund’s use of futures contracts also introduces the risk that its futures commission merchant (“FCM”) could default on its obligation, including the obligation to return margin posted in connection with the Fund’s futures contracts. The failure or bankruptcy of the Fund’s FCM could result in a substantial loss of Fund assets. The payment obligation for a cleared, over-the-counter derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.

Credit Risk—Credit risk is the risk that an issuer or other obligated party of a debt security may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments.

Currency Risk—The Fund may have exposure to foreign currencies through direct investments in currency-related instruments or indirectly through derivative instruments denominated in, or that generate income denominated in, foreign currencies. Changes in currency exchange rates may negatively affect the value of non-U.S. dollar denominated investments. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider or a financial intermediary to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. Thus, the Fund’s use of derivative instruments will expose it the risks associated with the equity securities, debt securities, currencies and commodities underlying such instruments. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. The Fund’s use of derivative instruments also exposes it to counterparty risk.

Equity Security Risk—Equity securities in the Fund’s portfolio may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market.

Frequent Trading Risk—The Fund may engage in active and frequent trading of its portfolio investments. Effects of frequent trading may include high transaction costs, which may lower the Fund’s return, and realization of greater short-term capital gains, distributions of which are taxable as ordinary income to taxable shareholders.

Interest Rate Risk—Interest rate risk is the risk that the value of debt securities will decline because of rising interest rates. Debt securities may be subject to a greater risk of rising interest rates than would normally be the case due to the possibility that the current period of historically low rates may be ending and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Rising interest rates also may lengthen the duration of debt securities with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases.

Leverage Risk—The use of futures, forward contracts, swaps and other derivative instruments as well as short positions will have the economic effect of financial leverage. Financial leverage magnifies the exposure to the swings in prices of an asset or class of assets underlying a derivative instrument and results in increased volatility, which means that the Fund will have the potential for greater losses than if the Fund does not use the derivative instruments that have a leveraging effect. Leverage may result in losses that exceed the amount originally invested and may accelerate the rates of losses. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset or class of assets and may cause the Fund’s net asset value to be volatile and sensitive to market movements.

Money Market Fund Risk—An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. It is possible for the Fund to lose money by investing in money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions or impose a fee of up to 2% on amounts the Fund redeems from the money market fund. These measures may result in an investment loss or prohibit the Fund from redeeming shares. Additionally, the Fund indirectly bears the fees and expenses of any money market funds in which it invests.

Model and Data Risk—The Fund employs proprietary trading models (“Models”) developed by Gresham that rely on third-party provided historical pricing data (“Data”). The Fund’s investment decisions are determined by the Models; Gresham’s investment professionals do not exercise trade-by-trade discretion over the Fund’s investments. The Fund bears the risk that Gresham’s Models will not be successful in identifying trends or in determining the size and direction of investment positions that will enable the Fund to achieve its investment objective. In addition, Models and Data are subject to errors, omissions, imperfections and malfunctions (referred to collectively as “System Incidents”). System Incidents may result in, among other things, the execution of unanticipated trades, the failure to execute anticipated trades, delays to the execution of anticipated trades, the failure to properly allocate trades, the failure to properly gather and organize available Data, the failure to take certain hedging or risk reducing actions and/or the taking of actions which increase certain risks, all of which may materially negatively impact the Fund and/or its returns. Although Gresham seeks to reduce the incidence and impact of System Incidents, there can be no guarantee that Gresham will be successful in doing so. The Fund will bear all losses related to a System Incident unless the Adviser determines that Gresham has failed to develop and implement procedures reasonably designed to prevent such System Incident, in which case the Fund will be reimbursed pursuant to the Fund’s policy governing trade errors.

Non-Diversification Risk—As a non-diversified fund, the Fund may invest a larger portion of its assets in the securities of a limited number of issuers and may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund.

Non-U.S./Emerging Markets Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of issuers located in, or with significant operations in, emerging market countries as such countries may have a higher degree of economic instability, unsettled securities laws and inconsistent regulatory systems.

Short Position Risk—The Fund may take short positions in derivative instruments. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Short positions also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.

Subsidiary Risk—By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments in commodity-linked derivative instruments. The commodity-linked derivative instruments held by the Subsidiary are the same as those permitted to be held by the Fund and are subject to the same risks that apply if held directly by the Fund. Unless otherwise noted in this prospectus, the Subsidiary is not subject to regulation under the Investment Company Act of 1940, as amended, and the Fund will not benefit from the investor protections afforded thereby. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could adversely affect the Fund.

Tax Risk—The Fund’s ability to make direct and indirect investments in commodity-linked derivative instruments is limited by the Fund’s intention to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. The Fund’s investment in its Subsidiary is intended to allow the Fund to obtain exposure to commodities while permitting it to satisfy the requirements applicable to regulated investment companies under current law. However, if the Fund were to fail to qualify as a regulated investment company in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders, and all distributions to shareholders from earnings and profits would be taxable to shareholders as dividend income. Income and capital gains earned by the Subsidiary and distributed to the Fund and in turn its shareholders will generally be taxable to shareholders as ordinary income, even if such income and gains would otherwise have qualified for tax-advantaged capital gain treatment. Also, net losses generated by the Subsidiary may not be netted against income or gains earned within the Fund and may not be carried forward for use in future years to offset gains within the Fund or the Subsidiary, which may cause the Fund during a multi-year period to pay taxable distributions when it had experienced no total return or even negative total return over such period. Changes in tax laws could have a material adverse impact on the Fund or the Subsidiary.

U.S. Government Securities Risk—Securities issued by the U.S. Treasury are backed by the full faith and credit of the United States, but are guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate.

Volatility Risk—The value of the Fund’s long and short positions can increase and decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

Fund Performance

The Fund is new and therefore does not have performance history for a full calendar year. When this prospectus is updated after a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns based on net assets and comparing the Fund’s performance to a broad measure of market performance.

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Gresham Investment Management LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Michael Magers	Managing Director	October 2018
Jonathan Spencer	President and Chief Investment Officer	October 2018
Xiong Lin	Quantitative Analyst	October 2018

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day through a financial advisor or other financial intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class R6	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•  $2,500 for Traditional/Roth IRA accounts.

•  $2,000 for Coverdell Education Savings Accounts.

•  $250 for accounts opened through fee-based programs.

•  No minimum for retirement plans.

Available only to certain qualified retirement plans and other investors as described in the prospectus and through fee-based programs.

$1 million for all accounts except:

•  $100,000 for clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services.

•  No minimum for certain qualified retirement plans and certain other categories of eligible investors as described in the prospectus.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•  $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•  No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

MPM-GMF-0319P